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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 16, 1999


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)


         Delaware                        0-5260                95-248811
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(State or other jurisdiction           (Commission          (I.R.S. Employer
     of incorporation)                 File Number)       Identification Number)


      17731 Mitchell North, Irvine, California                   92714
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      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (949) 250-4800


                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        Board of Directors

        Lawrence Michels, the Chairman of the Company's Board of Directors, has taken a leave of absence for medical reasons, and will not participate in the functions of the Company's Board of Directors for the duration of the leave of absence. Mr. Michels' leave of absence commenced on June 17, 1999 and will continue indefinitely. As a director and Chairman of the Board, Mr. Michels has not, in the past, been active in the Company's day-to-day operations.


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For purposes of this report on Form 8-K, references to the Company include
General Automation, Inc. and General Automation LLC, a limited liability company of which the Company is the majority owner and managing partner.